PRESS RELEASE

Occidental Announces 2nd Quarter 2024 Results

•Strong operational performance drove operating cash flow of $2.4 billion and operating cash flow before working capital of $3.0 billion
•Capital spending of $1.8 billion and contributions from noncontrolling interest of $42 million resulted in quarterly free cash flow before working capital of $1.3 billion
•Total company production of 1,258 Mboed exceeded the mid-point of guidance by 6 Mboed
•Midstream and marketing exceeded guidance for pre-tax adjusted income by over $180 million
•OxyChem approximated guidance with pre-tax income of $296 million
•Earnings per diluted share and adjusted earnings per diluted share of $1.03
•Maintaining full-year production guidance, excluding CrownRock, even with the expected divestiture of 15 Mboed in the fourth quarter

HOUSTON — August 7, 2024 — Occidental (NYSE: OXY) today announced net income and adjusted income attributable to common stockholders for the second quarter of 2024 of $1.0 billion, or $1.03 per diluted share.

"The strength of our operational performance resulted in impressive financial results for the second quarter of 2024," said President and Chief Executive Officer Vicki Hollub. "We are excited to continue building on this positive momentum across our deep and diverse asset portfolio with the addition of CrownRock."

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income for the second quarter of 2024 was $1.6 billion, compared to pre-tax income of $1.2 billion for the first quarter of 2024. Excluding items affecting comparability, second quarter adjusted oil and gas income increased from the prior quarter due to higher domestic crude oil volumes and lower depreciation, depletion and amortization rates, as our Gulf of Mexico operations overcame the extended third-party outage in mid-April, and higher domestic crude oil prices, partially offset by lower domestic gas prices and higher transportation expenses. For the second quarter of 2024, average WTI and Brent marker prices were $80.56 per barrel and $84.95 per barrel, respectively. Average worldwide realized crude oil prices increased by 5% from the prior quarter to $79.89 per barrel. Average worldwide realized natural gas liquids prices decreased by 4% from the prior quarter to $21.23 per barrel. Average domestic realized gas prices decreased by 66% from the prior quarter to $0.54 per thousand cubic feet (Mcf).

Total average global production of 1,258 thousand barrels of oil equivalent per day (Mboed) for the second quarter of 2024 exceeded the midpoint of guidance by 6 Mboed, led by Permian and Gulf of Mexico who both exceeded the midpoint of their respective production guidance with average production of 587 Mboed and 138 Mboed, respectively. Rockies & Other Domestic and International average daily production volumes were 306 Mboed and 227 Mboed, respectively.

OxyChem
OxyChem earned pre-tax income of $296 million for the second quarter of 2024. Excluding items affecting comparability, the increase in second quarter OxyChem income, compared to first quarter of 2024 income, was primarily due to higher realized caustic soda and polyvinyl chloride prices and improved sales volumes across most product lines, partially offset by higher ethylene costs.

Midstream and Marketing
Midstream and marketing pre-tax results for the second quarter of 2024 reflected income of $116 million. Excluding items affecting comparability, the second quarter adjusted midstream and marketing results exceeded guidance by over $180 million. WES equity method investment income, excluding items affecting comparability, for the second quarter was $163 million. Compared to the first quarter of 2024, the increase in midstream and marketing results reflected higher gas marketing income as a result of improved gas transportation spreads from the Permian to the Gulf Coast and lower equity method investment losses in our low-carbon ventures businesses.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow before working capital, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; government actions, war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	R. Jordan Tanner
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com

Occidental Petroleum Corporation
Second Quarter 2024
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
•Free Cash Flow (non-GAAP)
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2023					2024
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income ($ millions)
Reported income attributable to common stockholders		$983	$605	$1,156	$1,029	$3,773	$718	$992			$1,710
Reported EPS - Diluted ($/share)		$1.00	$0.63	$1.20	$1.08	$3.90	$0.75	$1.03			$1.78
Effective tax rate on reported income (loss) (%)		27%	35%	24%	23%	27%	30%	28%			29%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$1,069	$661	$1,134	$710	$3,574	$604	$993			$1,597
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$1.09	$0.68	$1.18	$0.74	$3.70	$0.63	$1.03			$1.66
Effective tax rate on adjusted income (loss) (%)		27%	31%	24%	30%	28%	29%	27%			28%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)		901.2	889.3	884.0	881.0	889.2	884.1	893.8			889.2
Diluted (millions)		975.3	958.8	958.2	950.1	960.9	948.6	958.9			954.1

Daily Production Volumes
Total US (MBOE/D)		1,014	990	997	1,000	1,000	943	1,031			987
US Oil (MBBL/D)		551	521	534	530	534	487	553			520
Worldwide Production (MBOE/D)		1,220	1,218	1,220	1,234	1,223	1,172	1,258			1,215
Worldwide Sales (MBOE/D)		1,214	1,222	1,222	1,230	1,222	1,175	1,260			1,218

Commodity Price Realizations
Worldwide oil ($/BBL)		$74.22	$73.59	$80.70	$78.85	$76.85	$76.04	$79.89			$78.06
Worldwide NGL ($/BBL)		$24.41	$19.08	$21.04	$20.93	$21.32	$22.14	$21.23			$21.68
Domestic gas ($/MCF)		$3.01	$1.36	$1.92	$1.88	$2.04	$1.61	$0.54			$1.06

Cash Flows ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$3,153	$2,651	$3,339	$2,505	$11,648	$2,446	3,044			$5,490
Working capital changes		$(283)	$419	$(210)	$734	$660	$(439)	(650)			$(1,089)
Operating cash flow		$2,870	$3,070	$3,129	$3,239	$12,308	$2,007	2,394			$4,401
Capital expenditures, net of noncontrolling interest (Non-GAAP)	(c)	$(1,461)	$(1,646)	$(1,619)	$(1,446)	$(6,172)	$(1,726)	(1,729)			$(3,455)

		2023					2024
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders		$983	$1,588	$2,744	$3,773		$718	$1,710
Reported EPS - Diluted ($/share)		$1.00	$1.63	$2.83	$3.90		$0.75	$1.78
Effective tax rate on reported income (loss) (%)		27%	31%	27%	27%		30%	29%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$1,069	$1,730	$2,864	$3,574		$604	$1,597
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$1.09	$1.78	$2.95	$3.70		$0.63	$1.66
Effective tax rate on adjusted income (loss) (%)		27%	29%	28%	28%		29%	28%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)		901.2	895.6	891.9	889.2		884.1	889.2
Diluted (millions)		975.3	967.4	964.4	960.9		948.6	954.1

Daily Production Volumes
Total US (MBOE/D)		1,014	1,002	1,000	1,000		943	987
US Oil (MBBL/D)		551	535	535	534		487	520
Worldwide Production (MBOE/D)		1,220	1,219	1,219	1,223		1,172	1,215
Worldwide Sales (MBOE/D)		1,214	1,220	1,220	1,222		1,175	1,218

Commodity Price Realizations
Worldwide Oil ($/BBL)		$74.22	$73.91	$76.19	$76.85		$76.04	$78.06
Worldwide NGL ($/BBL)		$24.41	$21.67	$21.45	$21.32		$22.14	$21.68
Domestic Gas ($/MCF)		$3.01	$2.18	$2.09	$2.04		$1.61	$1.06

Cash Flows ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$3,153	$5,804	$9,143	$11,648		$2,446	$5,490
Working capital changes		$(283)	$136	$(74)	$660		$(439)	$(1,089)
Operating cash flow		$2,870	$5,940	$9,069	$12,308		$2,007	$4,401
Capital expenditures, net of noncontrolling interest (Non-GAAP)	(c)	(1,461)	(3,107)	(4,726)	(6,172)		(1,726)	(3,455)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2023					2024
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains, net	$—	$—	$142	$—	$142	$—	$—			$—
Legal settlement gain	26	—	—	—	26	—	—			—
Asset impairments	—	(209)	—	—	(209)	—	—			—
Total Domestic	26	(209)	142	—	(41)	—	—			—
International
Legal reserves	—	—	—	—	—	(44)	(10)			(54)
Asset sales gains, net	—	—	—	25	25	—	—			—
Total International	—	—	—	25	25	(44)	(10)			(54)
Total Oil and Gas	26	(209)	142	25	(16)	(44)	(10)			(54)

Chemical
Legal reserves	—	—	—	—	—	(6)	—			(6)
Total Chemical	—	—	—	—	—	(6)	—			(6)

Midstream & Marketing
Asset sales gains and other, net (a)	—	—	51	—	51	122	35			157
Asset impairments and other charges (a)	(26)	—	(34)	—	(60)	—	—			—
TerraLithium fair value gain	—	—	—	—	—	—	27			27
Carbon Engineering fair value gain	—	—	—	283	283	—	—			—
Acquisition-related costs	—	—	—	(20)	(20)	—	—			—
Derivative gains (losses), net (a)	(8)	48	(81)	27	(14)	(91)	5			(86)
Total Midstream & Marketing	(34)	48	(64)	290	240	31	67			98

Corporate
Acquisition-related costs (b)	—	—	—	(6)	(6)	(56)	(29)			(85)
Maxus receivable valuation allowance adjustment	—	260	—	—	260	—	—			—
Total Corporate	—	260	—	(6)	254	(56)	(29)			(85)

State tax rate revaluation	—	—	—	10	10	—	—			—
Income tax impact on Algeria contract renewal	—	(68)	3	—	(65)	—	(20)			(20)
Income tax impact on items affecting comparability	2	(22)	(17)		(37)	7	(9)			(2)
Preferred stock redemption premium	(80)	(65)	(42)	—	(187)	—	—			—
Discontinued operations, net of taxes	—	—	—	—	—	182	—			182
Total	$(86)	$(56)	$22	$319	$199	$114	$(1)	$—	$—	$113

	2023					2024
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains, net	$—	$—	$111	$—	$111	$—	$—			$—
Legal settlement gain	20	—	—	—	20	—	—			—
Asset impairments	—	(164)	—	—	(164)	—	—			—
Total Domestic	20	(164)	111	—	(33)	—	—			—
International
Legal reserves	—	—	—	—	—	(44)	(10)			(54)
Asset sales gains, net	—	—	—	25	25	—	—			—
Total International	—	—	—	25	25	(44)	(10)			(54)
Total Oil and Gas	20	(164)	111	25	(8)	(44)	(10)			(54)

Chemical
Legal reserves	—	—	—	—	—	(5)	—			(5)
Total Chemical	—	—	—	—	—	(5)	—			(5)

Midstream & Marketing
Asset sales gains and other, net (a)	—	—	40	—	40	95	28			123
Asset impairments and other charges (a)	(20)	—	(27)	—	(47)	—	—			—
TerraLithium fair value gain	—	—	—	—	—	—	21			21
Carbon Engineering fair value gain	—	—	—	283	283	—	—			—
Acquisition-related costs	—	—	—	(16)	(16)	—	—			—
Derivative gains (losses), net (a)	(6)	37	(63)	21	(11)	(71)	3			(68)
Total Midstream & Marketing	(26)	37	(50)	288	249	24	52			76
Corporate
Acquisition-related costs (b)	—	—	—	(4)	(4)	(43)	(23)			(66)
Maxus receivable valuation allowance adjustment	—	204	—	—	204	—	—			—
Total Corporate	—	204	—	(4)	200	(43)	(23)			(66)

State tax rate revaluation	—	—	—	10	10	—	—			—
Income tax impact on Algeria contract renewal	—	(68)	3	—	(65)	—	(20)			(20)
Preferred stock redemption premium	(80)	(65)	(42)	—	(187)	—	—			—
Discontinued operations, net of taxes	—	—	—	—	—	182	—			182
Total	$(86)	$(56)	$22	$319	$199	$114	$(1)	$—	$—	$113
(a) Included gains on sales, charges and derivative gains (losses) from income from equity investments and other.
(b) Included debt issuance costs from interest and debt expense, net.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2023					2024
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,371	$699	$1,627	$1,125	$4,822	$863	$1,231			$2,094
International	371	462	467	559	1,859	441	491			932
Exploration	(102)	(102)	(125)	(112)	(441)	(66)	(83)			(149)
Total Oil & Gas	1,640	1,059	1,969	1,572	6,240	1,238	1,639			2,877
Chemical	472	436	373	250	1,531	254	296			550
Midstream & Marketing	2	(30)	(130)	182	24	(33)	116			83
Segment income	2,114	1,465	2,212	2,004	7,795	1,459	2,051			3,510
Corporate
Interest	(238)	(230)	(230)	(247)	(945)	(284)	(252)			(536)
Other	(142)	92	(173)	(198)	(421)	(165)	(164)			(329)
Income from continuing operations before taxes	1,734	1,327	1,809	1,559	6,429	1,010	1,635			2,645
Taxes
Federal and state	(300)	(203)	(322)	(150)	(975)	(172)	(274)			(446)
International	(171)	(264)	(112)	(211)	(758)	(132)	(191)			(323)
Income from continuing operations	1,263	860	1,375	1,198	4,696	706	1,170			1,876
Discontinued operations, net of taxes	—	—	—	—	—	182	—			182
Net income	1,263	860	1,375	1,198	4,696	888	1,170			2,058
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	(8)			(8)
Less: Preferred stock dividends and redemption premiums	(280)	(255)	(219)	(169)	(923)	(170)	(170)			(340)
Net income attributable to common stockholders	$983	$605	$1,156	$1,029	$3,773	$718	$992			$1,710
Reported diluted income per share	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75	$1.03			$1.78
Effective Tax Rate	27%	35%	24%	23%	27%	30%	28%			29%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$26	$(209)	$142	$—	$(41)	$—	$—			$—
International	—	—	—	25	25	(44)	(10)			(54)
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	26	(209)	142	25	(16)	(44)	(10)			(54)
Chemical	—	—	—	—	—	(6)	—			(6)
Midstream & Marketing	(34)	48	(64)	290	240	31	67			98
Segment income (loss)	(8)	(161)	78	315	224	(19)	57			38
Corporate
Interest	—	—	—	—	—	(44)	(16)			(60)
Other	—	260	—	(6)	254	(12)	(13)			(25)
Income (loss) from continuing operations before taxes	(8)	99	78	309	478	(75)	28			(47)
Taxes
Federal and state	2	(22)	(17)	10	(27)	7	(9)			(2)
International	—	(68)	3	—	(65)	—	(20)			(20)
Income (loss) from continuing operations	(6)	9	64	319	386	(68)	(1)			(69)
Discontinued operations, net of taxes	—	—	—	—		182	—			182
Net income (loss)	(6)	9	64	319	386	114	(1)	—	—	113
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	—			—
Less: Preferred stock redemption premiums	(80)	(65)	(42)	—	(187)	—	—			—
Net income (loss) attributable to common stockholders	$(86)	$(56)	$22	$319	$199	$114	$(1)			$113

Adjusted Income (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,345	$908	$1,485	$1,125	$4,863	$863	$1,231			$2,094
International	371	462	467	534	1,834	485	501			986
Exploration	(102)	(102)	(125)	(112)	(441)	(66)	(83)			(149)
Total Oil & Gas	1,614	1,268	1,827	1,547	6,256	1,282	1,649			2,931
Chemical	472	436	373	250	1,531	260	296			556
Midstream & Marketing	36	(78)	(66)	(108)	(216)	(64)	49			(15)
Adjusted segment income	2,122	1,626	2,134	1,689	7,571	1,478	1,994			3,472
Corporate
Interest	(238)	(230)	(230)	(247)	(945)	(240)	(236)			(476)
Other	(142)	(168)	(173)	(192)	(675)	(153)	(151)			(304)
Adjusted income from continuing operations before taxes	1,742	1,228	1,731	1,250	5,951	1,085	1,607			2,692
Taxes
Federal and state	(302)	(181)	(305)	(160)	(948)	(179)	(265)			(444)
International	(171)	(196)	(115)	(211)	(693)	(132)	(171)			(303)
Adjusted income	1,269	851	1,311	879	4,310	774	1,171			1,945
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	(8)			(8)
Less: Preferred stock dividends	(200)	(190)	(177)	(169)	(736)	(170)	(170)			(340)
Adjusted income attributable to common stockholders	$1,069	$661	$1,134	$710	$3,574	$604	$993			$1,597
Adjusted diluted earnings per share (Non-GAAP)	$1.09	$0.68	$1.18	$0.74	$3.70	$0.63	$1.03			$1.66
Effective Tax Rate	27%	31%	24%	30%	28%	29%	27%			28%

ADJUSTED INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT	(454)	(355)	(320)	(442)	(1,571)	(356)	(545)			(901)
DEFERRED	(19)	(22)	(100)	71	(70)	45	119			164
TOTAL ADJUSTED INCOME TAX BENEFIT (EXPENSE)	$(473)	$(377)	$(420)	$(371)	$(1,641)	$(311)	$(426)			$(737)
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2023					2024
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,069	$545	$1,269	$877	$3,760	$673	$960			$1,633
International	216	274	310	363	1,163	296	313			609
Exploration	(82)	(92)	(103)	(92)	(369)	(58)	(75)			(133)
Total Oil & Gas	1,203	727	1,476	1,148	4,554	911	1,198			2,109
Chemical	364	337	288	189	1,178	196	227			423
Midstream & Marketing	3	(13)	(94)	211	107	(30)	102			72
Segment income	1,570	1,051	1,670	1,548	5,839	1,077	1,527			2,604
Corporate
Interest	(238)	(230)	(230)	(247)	(945)	(284)	(252)			(536)
Other	(142)	92	(173)	(198)	(421)	(165)	(164)			(329)
Taxes	73	(53)	108	95	223	78	59			137
Income from continuing operations	1,263	860	1,375	1,198	4,696	706	1,170			1,876
Discontinued operations, net of taxes	—	—	—	—	—	182	—			182
Net income	1,263	860	1,375	1,198	4,696	888	1,170			2,058
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	(8)			(8)
Less: Preferred stock dividends and redemption premiums	(280)	(255)	(219)	(169)	(923)	(170)	(170)			(340)
Net income attributable to common stockholders	$983	$605	$1,156	$1,029	$3,773	$718	$992			$1,710

Reported diluted income per share	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75	$1.03			$1.78

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$20	$(164)	$111	$—	$(33)	$—	$—			$—
International	—	—	—	25	25	(44)	(10)			(54)
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	20	(164)	111	25	(8)	(44)	(10)			(54)
Chemical	—	—	—	—	—	(5)	—			(5)
Midstream & Marketing	(26)	37	(50)	288	249	24	52			76
Segment income (loss)	(6)	(127)	61	313	241	(25)	42			17
Corporate
Interest	—	—	—	—	—	(34)	(12)			(46)
Other	—	204	—	(4)	200	(9)	(11)			(20)
Taxes	—	(68)	3	10	(55)	—	(20)			(20)
Income (loss) from continuing operations	(6)	9	64	319	386	(68)	(1)			(69)
Discontinued operations, net of taxes	—	—	—	—	—	182	—			182
Net income (loss)	(6)	9	64	319	386	114	(1)			113
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	—			—
Less: Preferred stock redemption premiums	(80)	(65)	(42)	—	(187)	—	—			—
Net income (loss) attributable to common stockholders	$(86)	$(56)	$22	$319	$199	$114	$(1)			$113

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,049	$709	$1,158	$877	$3,793	$673	$960			$1,633
International	216	274	310	338	1,138	340	323			663
Exploration	(82)	(92)	(103)	(92)	(369)	(58)	(75)			(133)
Total Oil & Gas	1,183	891	1,365	1,123	4,562	955	1,208			2,163
Chemical	364	337	288	189	1,178	201	227			428
Midstream & Marketing	29	(50)	(44)	(77)	(142)	(54)	50			(4)
Adjusted segment income	1,576	1,178	1,609	1,235	5,598	1,102	1,485			2,587
Corporate
Interest	(238)	(230)	(230)	(247)	(945)	(250)	(240)			(490)
Other	(142)	(112)	(173)	(194)	(621)	(156)	(153)			(309)
Taxes	73	15	105	85	278	78	79			157
Adjusted income from continuing operations	1,269	851	1,311	879	4,310	774	1,171			1,945
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	(8)			(8)
Less: Preferred stock dividends	(200)	(190)	(177)	(169)	(736)	(170)	(170)			(340)
Adjusted income attributable to common stockholders	$1,069	$661	$1,134	$710	$3,574	$604	$993			$1,597

Adjusted diluted earnings per share (Non-GAAP)	$1.09	$0.68	$1.18	$0.74	$3.70	$0.63	$1.03			$1.66

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75	$1.03			$1.78
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$0.02	$(0.17)	$0.11	$—	$(0.03)	$—	$—			$—
International	—	—	—	0.03	0.03	(0.05)	(0.01)			(0.06)
Chemical	—	—	—	—	—	(0.01)	—			(0.01)
Midstream & Marketing	(0.03)	0.04	(0.05)	0.30	0.25	0.03	0.05			0.08
Corporate
Interest	—	—	—	—	—	(0.04)	(0.01)			(0.04)
Other	—	0.22	—	—	0.21	(0.01)	(0.01)			(0.02)
Taxes	—	(0.07)	—	0.01	(0.06)	—	(0.02)			(0.02)
Discontinued operations, net of taxes	—	—	—	—	—	0.20				0.19
Preferred stock redemption premiums	(0.08)	(0.07)	(0.04)	—	(0.19)	—	—			—
Total After-Tax Adjustments for Items Affecting Comparability	$(0.09)	$(0.05)	$0.02	$0.34	$0.21	$0.12	$—			$0.12

Adjusted Diluted Earnings Per Share (Non-GAAP)	$1.09	$0.68	$1.18	$0.74	$3.69	$0.63	$1.03			$1.66

Average Diluted Shares Outstanding - Reported (millions)	975.3	958.8	958.2	950.1	960.9	948.6	958.9			954.1
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2023					2024
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$5,325	$4,941	$5,594	$5,424	$21,284	$4,915	$5,469			$10,384
Chemical	1,405	1,375	1,309	1,232	5,321	1,186	1,274			2,460
Midstream & Marketing	751	616	552	632	2,551	99	282			381
Eliminations	(256)	(230)	(297)	(116)	(899)	(225)	(208)			(433)
Total	7,225	6,702	7,158	7,172	28,257	5,975	6,817			12,792
Interest, dividends and other income	29	28	50	32	139	36	34			70
Gains on sale of assets and other, net	4	1	192	325	522	(1)	28			27
Total	7,258	6,731	7,400	7,529	28,918	6,010	6,879			12,889

COSTS AND OTHER DEDUCTIONS
Oil and gas lease operating expense	1,081	1,130	1,189	1,277	4,677	1,161	1,179			2,340
Transportation and gathering expense	384	375	363	359	1,481	353	405			758
Chemical and midstream costs of sales	745	791	682	898	3,116	742	821			1,563
Purchased commodities	498	490	520	501	2,009	86	89			175
Selling, general and administrative	241	277	258	307	1,083	259	259			518
Other operating and non-operating expense	308	10	328	438	1,084	410	344			754
Taxes other than on income	306	266	290	225	1,087	235	265			500
Depreciation, depletion and amortization	1,721	1,709	1,712	1,723	6,865	1,693	1,775			3,468
Asset impairments and other charges	—	209	—	—	209	—	—			—
Acquisition-related costs	—	—	—	26	26	12	14			26
Exploration expense	102	102	125	112	441	66	83			149
Interest and debt expense, net	238	230	230	247	945	284	252			536
Total	5,624	5,589	5,697	6,113	23,023	5,301	5,486			10,787
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	1,634	1,142	1,703	1,416	5,895	709	1,393			2,102
OTHER ITEMS
Income from equity investments and other	100	185	106	143	534	301	242			543
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,734	1,327	1,809	1,559	6,429	1,010	1,635			2,645
Income tax expense	(471)	(467)	(434)	(361)	(1,733)	(304)	(465)			(769)
INCOME FROM CONTINUING OPERATIONS	1,263	860	1,375	1,198	4,696	706	1,170			1,876
Discontinued operations, net of taxes	—	—	—	—	—	182	—			182
NET INCOME	1,263	860	1,375	1,198	4,696	888	1,170			2,058
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	(8)			(8)
Less: Preferred stock dividend and redemption premiums	(280)	(255)	(219)	(169)	(923)	(170)	(170)			(340)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$983	$605	$1,156	$1,029	$3,773	$718	$992	$—	$—	$1,710

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$1.08	$0.68	$1.30	$1.16	$4.22	$0.60	$1.10			$1.71
Discontinued operations, net	—	—	—	—	—	0.21	—			0.20
BASIC EARNINGS PER COMMON SHARE	$1.08	$0.68	$1.30	$1.16	$4.22	$0.81	$1.10			$1.91

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$1.00	$0.63	$1.20	$1.08	$3.90	$0.56	$1.03			$1.59
Discontinued operations, net	—	—	—	—	—	0.19	—			0.19
DILUTED EARNINGS PER COMMON SHARE	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75	$1.03			$1.78

DIVIDENDS PER COMMON SHARE	$0.18	$0.18	$0.18	$0.18	$0.72	$0.22	$0.22			$0.44

AVERAGE COMMON SHARES OUTSTANDING
BASIC	901.2	889.3	884.0	881.0	889.2	884.1	893.8			889.2
DILUTED	975.3	958.8	958.2	950.1	960.9	948.6	958.9			954.1

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT
Federal	$(265)	$(181)	$(243)	$(182)	$(871)	$(243)	$(303)			$(546)
State and local	(18)	(14)	(21)	(39)	(92)	(12)	(12)			(24)
International	(171)	(191)	(120)	(231)	(713)	(140)	(194)			(334)
Total	(454)	(386)	(384)	(452)	(1,676)	(395)	(509)			(904)
DEFERRED
Federal	$(14)	$(5)	$(56)	$38	$(37)	$81	$42			$123
State and local	(3)	(3)	(2)	33	25	2	(1)			1
International	—	(73)	8	20	(45)	8	3			11
Total	(17)	(81)	(50)	91	(57)	91	44			135
TOTAL INCOME TAX EXPENSE	$(471)	$(467)	$(434)	$(361)	$(1,733)	$(304)	$(465)			$(769)

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2023				2024
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,165	$486	$611	$1,426	$1,272	$1,845
Trade receivables, net	3,272	2,850	3,674	3,195	3,271	3,896
Inventories	2,311	2,021	1,975	2,022	2,131	2,813
Other current assets	1,394	2,097	2,006	1,732	1,671	1,538
Total current assets	8,142	7,454	8,266	8,375	8,345	10,092	—	—

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,161	3,431	3,320	3,224	3,400	3,460

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	122,126	123,891	124,941	126,811	128,542	130,222
Accumulated depreciation, depletion and amortization	(63,957)	(65,550)	(66,671)	(68,282)	(69,779)	(71,352)
Net property, plant and equipment	58,169	58,341	58,270	58,529	58,763	58,870	—	—

OPERATING LEASE ASSETS	852	827	854	1,130	1,038	1,022
OTHER LONG-TERM ASSETS	1,276	1,146	1,117	2,750	2,731	2,772
TOTAL ASSETS	$71,600	$71,199	$71,827	$74,008	$74,277	$76,216	$—	$—

CURRENT LIABILITIES
Current maturities of long-term debt	$139	$158	$1,224	$1,202	$1,203	$1,347
Preferred stock redemption payable	712	304	—	—	—	—
Current operating lease liabilities	287	284	312	446	424	410
Accounts payable	3,514	3,557	3,908	3,646	3,827	4,282
Accrued liabilities	2,788	3,153	3,497	3,854	3,358	3,660
Total current liabilities	7,440	7,456	8,941	9,148	8,812	9,699	—	—

LONG-TERM DEBT, NET	19,645	19,669	18,597	18,536	18,545	18,390

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	5,527	5,605	5,666	5,764	5,728	5,680
Asset retirement obligations	3,618	3,667	3,636	3,882	3,867	3,848
Pension and postretirement obligations	977	978	910	931	933	935
Environmental remediation liabilities	890	867	860	889	870	857
Operating lease liabilities	595	576	577	727	664	668
Other	3,349	3,270	3,328	3,782	3,891	3,880
Total deferred credits and other liabilities	14,956	14,963	14,977	15,975	15,953	15,868	—	—
EQUITY
Preferred stock, $1.00 per share par value	9,130	8,621	8,287	8,287	8,287	8,287
Common stock, $0.20 per share par value	221	221	221	222	223	227
Treasury stock	(14,524)	(14,958)	(15,573)	(15,582)	(15,582)	(15,591)
Additional paid-in capital	17,159	17,218	17,326	17,422	17,456	17,928
Retained earnings	17,318	17,762	18,758	19,626	20,147	20,938
Accumulated other comprehensive income (loss)	255	247	293	275	280	264
Total stockholder's equity	29,559	29,111	29,312	30,250	30,811	32,053	—	—
Noncontrolling interest	—	—	—	99	156	206	—
Total equity	$29,559	$29,111	$29,312	$30,349	$30,967	$32,259	$—	$—

TOTAL LIABILITIES AND EQUITY	$71,600	$71,199	$71,827	$74,008	$74,277	$76,216	$—	$—

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2023					2024
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$1,263	$860	$1,375	$1,198	$4,696	$888	$1,170			$2,058
Depreciation, depletion and amortization (see detail below)	1,721	1,709	1,712	1,723	6,865	1,693	1,775			3,468
Deferred income tax provision (benefit)	17	81	50	(91)	57	(91)	(44)			(135)
Asset impairments and other non-cash charges, net	152	1	202	(325)	30	(44)	143			99
Operating cash flow before working capital (Non-GAAP) (see below) (a)	3,153	2,651	3,339	2,505	11,648	2,446	3,044			5,490
Working capital changes	(283)	419	(210)	734	660	(439)	(650)			(1,089)
Operating cash flow (GAAP)	2,870	3,070	3,129	3,239	12,308	2,007	2,394			4,401

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,461)	(1,646)	(1,619)	(1,544)	(6,270)	(1,783)	(1,771)			(3,554)
Payments for purchases of assets and businesses	(151)	11	(80)	(493)	(713)	(142)	(45)			(187)
Sales of assets, net	54	26	325	43	448	98	50			148
Changes in capital accrual	(20)	25	(53)	73	25	51	(75)			(24)
Other investing activities	(20)	(355)	(47)	(48)	(470)	(34)	(30)			(64)
Investing cash flow	(1,598)	(1,939)	(1,474)	(1,969)	(6,980)	(1,810)	(1,871)			(3,681)

FINANCING CASH FLOW
Cash dividends paid	(320)	(368)	(347)	(330)	(1,365)	(332)	(366)			(698)
Preferred stock redemption	—	(982)	(679)	—	(1,661)	—	—			—
Purchases of treasury stock	(732)	(445)	(434)	(187)	(1,798)	—	(9)			(9)
Payments of debt	(22)	—	—	—	(22)	—	—			—
Proceeds from issuance of common stock	30	7	55	43	135	88	416			504
Other financing activities	(36)	(28)	(134)	19	(179)	(84)	(2)			(86)
Financing cash flow	(1,080)	(1,816)	(1,539)	(455)	(4,890)	(328)	39			(289)

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	192	(685)	116	815	438	(131)	562			431
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	1,026	1,218	533	649	1,026	1,464	1,333			1,464
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,218	$533	$649	$1,464	$1,464	$1,333	$1,895			$1,895

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(1,256)	$(1,360)	$(1,321)	$(1,023)	$(4,960)	$(1,472)	$(1,349)			$(2,821)
Chemical	(56)	(123)	(111)	(245)	(535)	(80)	(166)			(246)
Midstream & Marketing	(136)	(141)	(151)	(228)	(656)	(205)	(221)			(426)
Corporate	(13)	(22)	(36)	(48)	(119)	(26)	(35)			(61)
Total Capital Expenditures (GAAP)	$(1,461)	$(1,646)	$(1,619)	$(1,544)	$(6,270)	$(1,783)	$(1,771)			$(3,554)
Contributions from noncontrolling interest	—	—	—	98	98	57	42			99
Capital Expenditures, Net of Noncontrolling Interest (Non-GAAP)	$(1,461)	$(1,646)	$(1,619)	$(1,446)	$(6,172)	$(1,726)	$(1,729)			$(3,455)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,390	$1,371	$1,393	$1,405	$5,559	$1,365	$1,447			$2,812
International	140	152	132	129	553	132	126			258
Chemical	88	89	89	90	356	87	91			178
Midstream & Marketing	83	81	81	81	326	84	82			166
Corporate	20	16	17	18	71	25	29			54
Total Depreciation, Depletion and Amortization	$1,721	$1,709	$1,712	$1,723	$6,865	$1,693	$1,775			$3,468

Free Cash Flow Before Working Capital (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow (GAAP)	$2,870	$3,070	$3,129	$3,239	$12,308	$2,007	$2,394			$4,401
Plus: Working capital and other, net	283	(419)	210	(734)	(660)	439	650			1,089
Operating cash flow before working capital (Non-GAAP)	3,153	2,651	3,339	2,505	11,648	2,446	3,044			5,490
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	(1,461)	(1,646)	(1,619)	(1,446)	(6,172)	(1,726)	(1,729)			(3,455)
Free Cash Flow Before Working Capital (Non-GAAP)	$1,692	$1,005	$1,720	$1,059	$5,476	$720	$1,315			$2,035

(a) Non-GAAP Measures. Operating cash flow before working capital, capital expenditures, net of noncontrolling interest and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash flow less working capital. Capital expenditures, net of noncontrolling interest is defined as capital expenditures less contributions from noncontrolling interest. Free cash flow is defined as operating cash flow before working capital less capital expenditures, net of noncontrolling interest. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow and capital expenditures are considered representative of management's performance over the long term, and operating cash flow before working capital, capital expenditures, net of noncontrolling interest and free cash flow are not considered to be alternatives to reported operating cash flow and capital expenditures in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2023					2024
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	579	582	588	588	584	567	587			577
Rockies & Other Domestic	264	273	263	285	271	286	306			296
Gulf of Mexico	171	135	146	127	145	90	138			114
Total	1,014	990	997	1,000	1,000	943	1,031			987

International
Algeria & Other International	41	34	30	38	35	31	33			31
Al Hosn	61	88	88	92	83	92	91			92
Dolphin	36	39	39	40	39	36	39			38
Oman	68	67	66	64	66	70	64			67
Total	206	228	223	234	223	229	227			228

TOTAL REPORTED PRODUCTION	1,220	1,218	1,220	1,234	1,223	1,172	1,258			1,215

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	337	333	339	338	337	323	339			331
Rockies & Other Domestic	73	76	72	87	77	89	98			94
Gulf of Mexico	141	112	123	105	120	75	116			95
Total	551	521	534	530	534	487	553			520
NGL (MBBL)
Permian	136	141	145	138	140	136	136			137
Rockies & Other Domestic	94	100	97	98	97	100	103			101
Gulf of Mexico	13	10	10	10	11	6	10			8
Total	243	251	252	246	248	242	249			246
Natural Gas (MMCF)
Permian	637	646	625	674	644	645	671			656
Rockies & Other Domestic	583	586	565	600	584	584	630			607
Gulf of Mexico	99	78	77	72	81	55	70			63
Total	1,319	1,310	1,267	1,346	1,309	1,284	1,371			1,326

International
Oil (MBBL)
Algeria and Other International	34	28	25	32	29	25	27			26
Al Hosn	10	15	15	16	14	16	15			15
Dolphin	6	6	6	6	6	6	6			6
Oman	58	58	57	54	57	59	54			57
Total	108	107	103	108	106	106	102			104
NGL (MBBL)
Algeria and Other International	4	3	2	3	3	4	3			3
Al Hosn	18	25	26	27	24	27	27			28
Dolphin	7	8	8	8	8	7	8			7
Total	29	36	36	38	35	38	38			38
Natural Gas (MMCF)
Algeria and Other International	15	15	15	15	15	14	19			16
Al Hosn	196	289	284	295	267	295	291			294
Dolphin	140	152	149	156	151	140	152			147
Oman	62	53	53	60	56	63	59			60
Total	413	509	501	526	489	512	521			517

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2023					2024
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	1,014	990	997	1,000	1,000	943	1,031			987

International
Algeria and Other International	36	36	30	36	35	33	33			33
Al Hosn	61	88	88	92	82	93	91			92
Dolphin	35	39	40	40	39	36	39			38
Oman	68	69	67	62	66	70	66			68
Total	200	232	225	230	222	232	229			231

TOTAL REPORTED SALES	1,214	1,222	1,222	1,230	1,222	1,175	1,260			1,218

REALIZED PRICES
United States
Oil ($/BBL)	$73.63	$72.70	$81.36	$77.91	$76.42	$75.54	$79.79			$77.80
NGL ($/BBL)	$23.39	$17.80	$20.22	$19.50	$20.19	$21.17	$20.19			$20.67
Natural Gas ($/MCF)	$3.01	$1.36	$1.92	$1.88	$2.04	$1.61	$0.54			$1.06

International
Oil ($/BBL)	$77.42	$77.76	$77.32	$83.64	$79.03	$78.29	$80.40			$79.32
NGL ($/BBL)	$32.98	$28.45	$26.59	$30.18	$29.35	$28.33	$28.11			$28.22
Natural Gas ($/MCF)	$1.95	$1.88	$1.87	$1.85	$1.88	$1.87	$1.91			$1.89

Total Worldwide
Oil ($/BBL)	$74.22	$73.59	$80.70	$78.85	$76.85	$76.04	$79.89			$78.06
NGL ($/BBL)	$24.41	$19.08	$21.04	$20.93	$21.32	$22.14	$21.23			$21.68
Natural Gas ($/MCF)	$2.76	$1.50	$1.90	$1.88	$2.00	$1.68	$0.92			$1.29

Index Prices
WTI Oil ($/BBL)	$76.13	$73.83	$82.26	$78.32	$77.64	$76.96	$80.56			$78.76
Brent Oil ($/BBL)	$82.20	$78.02	$86.08	$82.69	$82.25	$81.83	$84.95			$83.39
NYMEX Natural Gas ($/MCF)	$3.88	$2.30	$2.59	$2.97	$2.94	$2.35	$1.99			$2.17

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	97%	100%	98%	101%	99%	99%	99%			99%
Worldwide Oil as a percentage of Brent	90%	94%	94%	95%	93%	93%	94%			94%
Worldwide NGL as a percentage of WTI	32%	26%	26%	27%	27%	29%	26%			28%
Worldwide NGL as a percentage of Brent	30%	24%	24%	25%	26%	27%	25%			26%
Domestic Natural Gas as a percentage of NYMEX	78%	59%	74%	63%	69%	68%	27%			49%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2023					2024
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$9.23	$9.79	$10.20	$10.96	$10.05	$10.31	$9.85			$10.07
International	$13.24	$11.72	$12.21	$12.73	$12.45	$13.10	$12.23			$12.67
Total Oil and Gas	$9.89	$10.16	$10.57	$11.29	$10.48	$10.86	$10.28			$10.56

Transportation costs ($/BOE)
United States	$3.81	$3.75	$3.74	$3.68	$3.74	$3.89	$4.12			$4.01
Total Oil and Gas	$3.33	$3.18	$3.19	$3.10	$3.20	$3.25	$3.49			$3.38

Taxes other than on income ($/BOE)
United States	$2.63	$2.59	$2.97	$2.32	$2.63	$2.64	$2.74			$2.70
Total Oil and Gas	$2.71	$2.53	$2.47	$1.94	$2.41	$2.17	$2.30			$2.23

DD&A expense ($/BOE)
United States	$15.24	$15.21	$15.18	$15.26	$15.22	$15.91	$15.42			$15.65
International	$7.77	$7.18	$6.38	$6.13	$6.83	$6.23	$6.04			$6.14
Total Oil and Gas	$14.00	$13.69	$13.56	$13.56	$13.70	$14.00	$13.72			$13.85

G&A and other operating expenses ($/BOE)	$2.80	$2.48	$2.58	$3.35	$2.81	$3.34	$2.86			$3.09

Exploration Expense ($ millions)
United States	$90	$45	$99	$89	$323	$36	$36			$72
International	12	57	26	23	118	30	47			77
Total Exploration Expense	$102	$102	$125	$112	$441	$66	$83			$149

Capital Expenditures ($ millions)
Permian	$(665)	$(778)	$(678)	$(450)	$(2,571)	$(725)	$(621)			$(1,346)
Rockies & Other Domestic	(138)	(199)	(209)	(198)	(744)	(210)	(205)			(415)
Gulf of Mexico	(110)	(89)	(110)	(91)	(400)	(249)	(175)			(424)
International	(138)	(128)	(109)	(120)	(495)	(142)	(124)			(266)
Exploration Drilling	(205)	(166)	(215)	(164)	(750)	(146)	(224)			(370)
Total Oil and Gas	$(1,256)	$(1,360)	$(1,321)	$(1,023)	$(4,960)	$(1,472)	$(1,349)			$(2,821)